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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                               ___________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                January 14, 2005
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

            Delaware                        1-10218              13-3489233
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          file number)       Identification No.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amended Receivables Facility

On January 14, 2005, Collins & Aikman Products Co. ("Products"), a wholly owned subsidiary of the registrant, and CARCORP, Inc., a wholly owned subsidiary of Products, amended their existing receivables transfer agreement (the "Receivables Transfer Agreement") related to its off-balance sheet accounts receivable financing facility. The amended terms included (i) adjusting the historical time periods used to calculate the receivables dilution ratio, receivables default ratio and certain other receivables related ratios and (ii) modifying certain customer concentration calculations. The amendment also addressed certain administrative and technical matters.

The description set forth above is qualified by Amendment No. 4 to the Receivables Transfer Agreement filed herewith as exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.        Description
              -----------        -----------

              99.1 Fourth Amendment to Receivables Transfer Agreement, dated as of January 14, 2005 among CARCORP, Products and GECC



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 18, 2005


                                    COLLINS & AIKMAN CORPORATION



                                    By:    /s/ Bryce Koth
                                           -----------------------------------
                                           Name:  Bryce Koth
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

Exhibit 99.1




                                FOURTH AMENDMENT

                                       TO

                         RECEIVABLES TRANSFER AGREEMENT

     THIS FOURTH AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT, dated as of January 14, 2005 (this "Fourth Amendment"), is entered into among CARCORP, INC., a Delaware corporation ("Transferor"), COLLINS & AIKMAN PRODUCTS CO., a Delaware Corporation, individually, in its capacity as "Guarantor" and in its capacity as collection agent (in such capacity, the "Collection Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as committed purchaser (in such capacity, "GECC Committed Purchaser") and as funding agent (in such capacity, "GECC Funding Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as administrative agent under the Transfer Agreement referred to below (in such capacity, "Administrative Agent"), and relates to that certain Receivables Transfer Agreement, dated as of December 20, 2001, and amended and restated as of September 24, 2002 (as so amended and restated and as may be further amended, restated, supplemented or otherwise modified from time to time, including, without limitation, by the Amendment and Waiver, dated as of August 26, 2003 (the "First Amendment"), the Second Amendment, dated as of December 18, 2003 (the "Second Amendment") and the Third Amendment, dated as of December 10, 2004 (the "Third Amendment"), the "Transfer Agreement"), among Transferor, Collection Agent, GECC Committed Purchaser, GECC Funding Agent, the other persons from time to time party thereto as "Committed Purchasers", "Funding Agents" and "CP Conduit Purchasers", and Administrative Agent. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in the Transfer Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Collection Agent and the Transferor have requested, and the GECC Committed Purchaser, GECC Funding Agent and Administrative Agent have consented to, certain modifications to the Transfer Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Transferor, Collection Agent, Administrative Agent, GECC Committed Purchaser and GECC Funding Agent agree as follows:

     1. Amendments to Transfer Agreement. As of the Fourth Amendment Effective Date (defined below), the Transfer Agreement hereby is amended in the following respects:

     (a) With retroactive effect from and after January 5, 2005, Section 2.12 of the Transfer Agreement is hereby amended by inserting the following at the end of Section 2.12:

     Notwithstanding anything herein to the contrary, (x) no Daily Report shall be required to be delivered on January 6, 2005, or January 7, 2005, and the failure to so deliver a Daily Report shall not constitute a Termination Event. and (y) each Daily Report provided on any day after December 9, 2004, and prior to March 14, 2005, shall rely upon the Settlement Statement delivered on December 10, 2004, with respect to November 2004 (the "November Settlement Statement") for the purposes of determining the Carrying Cost Reserve Ratio, Dilution Reserve Ratio, Loss and Dilution Reserve Ratio, Loss Reserve Ratio, Servicing Fee Reserve Ratio, and any other calculation for which a component includes any of the foregoing. Notwithstanding the foregoing, each of the Settlement Statements for December 2004, January 2005 and February 2005, to be delivered January 10, 2005, February 10, 2005, and March 10, 2005, respectively, shall nonetheless calculate all of the foregoing reserve ratios for such Settlement Periods. For the avoidance of doubt, each Daily Report delivered after March 14, 2005, shall rely upon the most recent Settlement Statement re-quired to be delivered, for example, the Daily Report for March 15, 2005, shall rely upon the Settlement Statement delivered on March 10, 2005, for February 2005.

     (b) Schedule A to the Transfer Agreement is hereby amended by:

          (i) Amending the definition of "Carrying Cost Reserve Ratio" by inserting the following immediately prior to the period at the end thereof:

     ; provided, that the Carrying Cost Reserve Ratio as of any Settlement Date in January 2005 and February 2005 shall be the same as the Carrying Cost Reserve Ratio set forth in the November Settlement Statement; provided, further, that the Carrying Cost Reserve Ratio reflected on the Settlement Statement to be delivered on March 10, 2005, with respect to February 2005, shall not be effective until March 15, 2005, and from March 10, 2005, through March 14, 2005, the Carrying Cost Reserve Ratio shall be the Carrying Cost Reserve Ratio set forth in the November Settlement Statement.

          (ii) Amending the definition of "Dilution Reserve Ratio" by inserting the following immediately prior to the period at the end thereof:

     ; provided, that the Dilution Reserve Ratio as of any Settlement Date in January 2005 and February 2005, shall be the same as the Dilution Reserve Ratio set forth in the November Settlement Statement; provided, further, that the Dilution Reserve Ratio reflected on the Settlement Statement to be delivered on March 10, 2005, with respect to February 2005, shall not be effective until March 15, 2005, and from March 10, 2005, through March 14, 2005, the Dilution Reserve Ratio shall be the Dilution Reserve Ratio set forth in the November Settlement Statement.

          (iii) Amending the definition of "Loss and Dilution Reserve Ratio" by inserting the following immediately prior to the period at the end thereof:

     ; provided, that the Loss and Dilution Reserve Ratio as of any Settlement Date in January 2005 and February 2005, shall be the same as the Loss and Dilution Reserve Ratio set forth in the November Settlement Statement; provided, further, that the Loss and Dilution Reserve Ratio reflected on the Settlement Statement to be delivered on March 10, 2005, with respect to February 2005, shall not be effective until March 15, 2005, and from March 10, 2005, through March 14, 2005, the Loss and Dilution Reserve Ratio shall be the Loss and Dilution Reserve Ratio set forth in the November Settlement Statement.

          (iv) Amending the definition of "Loss Reserve Ratio" by inserting the following immediately prior to the period at the end thereof:

     ; provided, that the Loss Reserve Ratio as of any Settlement Date in January 2005 and February 2005, shall be the same as the Loss Reserve Ratio set forth in the November Settlement Statement; provided, further, that the Loss Reserve Ratio reflected on the Settlement Statement to be delivered on March 10, 2005, with respect to February 2005, shall not be effective until March 15, 2005, and from March 10, 2005, through March 14, 2005, the Loss Reserve Ratio shall be the Loss Reserve Ratio set forth in the November Settlement Statement.

          (v) Deleting the definition of "Net Receivables Balance" in its entirety and substituting the following in its stead:

     "Net Receivables Balance" shall mean, at any time, the aggregate Outstanding Balance of the Eligible Receivables at such time, as reduced by
     (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor (other than Special Obligors) exceeds the product of the Concentration Factor applicable for such Obligor multiplied by the Outstanding Balance of all Eligible Receivables, (ii) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Special Obligor exceeds the product of the Special Concentration Factor applicable for such Obligor multiplied by the Outstanding Balance of all Eligible Receivables, (iii) the amount by which an amount equal to (A) the Outstanding Balance of all Eligible Receivables of the Special Obligors (other than Mitsubishi Motors Corporation and Lear Corporation) less (B) the amount in clause (ii) above for the Special Obligors (other than Mitsubishi Motors Corporation and Lear Corporation), exceeds 82.5% of the Outstanding Balance of all Eligible Receivables and (iv) the Outstanding Balance of all Tooling Receivables originated by New Sellers prior to the Original Closing Date.

          (vi) Adding the defined term "November Settlement Statement" in the proper alphabetical order as follows:

     "November Settlement Statement" shall have the meaning set forth in the
     Section 2.12.

          (vii) Amending the definition of "Servicing Fee Reserve Ratio" by inserting the following immediately prior to the period at the end thereof:

     ; provided, that the Servicing Fee Reserve Ratio as of any Settlement Date in January 2005 and February 2005, shall be the same as the Servicing Fee Reserve Ratio set forth in the November Settlement Statement; provided, further, that the Servicing Fee Reserve Ratio reflected on the Settlement Statement to be delivered on March 10, 2005, with respect to February 2005, shall not be effective until March 15, 2005, and from March 10, 2005, through March 14, 2005, the Servicing Fee Reserve Ratio shall be the Servicing Fee Reserve Ratio set forth in the November Settlement Statement.

     (c) Schedule C to the Transfer Agreement is hereby amended as follows:

          (i) By amending the "Percentage Limit" set forth in Schedule C for DaimlerChrysler AG by deleting the phrase "and (Y) 40%" and substituting "and (Y) 47.5%" in its stead;

          (ii) By amending the "Percentage Limit" set forth in Schedule C for General Motors Corporation by deleting the phrase "and (Y) 35%" and substituting "and (Y) 47.5%" in its stead; and

          (iii) By amending the "Percentage Limit" set forth in Schedule C for Ford Motor Company by deleting the phrase "and (Y) 20%" and substituting "and (Y) 47.5%" in its stead.

     2. Representations and Warranties. Each of Transferor and Collection Agent hereby represents and warrants to Administrative Agent, GECC Committed Purchaser and GECC Funding Agent that, as of the Fourth Amendment Effective Date and after giving effect to this Fourth Amendment:

     (a) The execution, delivery and performance by each of Transferor and Collection Agent of this Fourth Amendment (i) are within such Person's corporate power, and (ii) have been duly authorized by all necessary or proper corporate and shareholder action.

     (b) When duly executed and delivered by each of Transferor and Collection Agent, this Fourth Amendment shall constitute a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

     (c) The execution, delivery and performance by Transferor and Collection Agent of this Fourth Amendment will not contravene any provision of applicable law, rule or regulation or of the articles of incorporation or bylaws of Transferor or Collection Agent or constitute a default under any agreement or any judgement, injunction, order, writ, decree or other instrument binding upon Transferor or Collection Agent or result in the creation or imposition of any Adverse Claim on the assets of Transferor or Collection Agent (except as contemplated by Section 2.09 of the Transfer Agreement).

     (d) The execution, delivery and performance of by Transferor and Collection Agent of this Fourth Amendment does not require any action by or in respect of, or filing with, any Official Body or official thereof, other than has been obtained or made and other than as will be made on Form 8-K with the Securities and Exchange Commission, which Form 8-K will disclose the transactions contemplated by this Fourth Amendment.

     (e) All of the representations and warranties of Transferor and Collection Agent contained in this Fourth Amendment, the Transfer Agreement and the other Transaction Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).

     (f) All of the representations and warranties of the Sellers contained in the Receivables Purchase Agreement and the other Transaction Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).

     (g) None of the articles of organization, bylaws or analogous documents of Transferor, Collection Agent or any Seller has been amended since the last copies of such documents delivered and certified to Administrative Agent.

     (h) Both immediately prior to and after giving effect to this Fourth Amendment, no Termination Event or Potential Termination Event has occurred or is continuing.

     3. Fourth Amendment Effective Date. This Fourth Amendment shall become effective as of the date first written above (the "Fourth Amendment Effective Date") upon the satisfaction of each of the following conditions, in each case, in form and substance satisfactory to Administrative Agent:

     (a) Administrative Agent shall have received counterparts hereof executed by Transferor, Collection Agent, and GECC Committed Purchaser;

     (b) All of the representations and warranties of Transferor and Collection Agent contained in this Fourth Amendment, the Transfer Agreement and the other Transaction Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

     (c) All of the representations and warranties of the Sellers contained in the Receivables Purchase Agreement and the other Transaction Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

     (d) Both immediately prior to and after giving effect to the Fourth Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing.

     4. Reference to and Effect on the Related Documents.

     (a) Upon the Fourth Amendment Effective Date, each reference in the Transfer Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the Transaction Documents to the "Receivables Transfer Agreement" or the "Transfer Agreement" shall mean and be a reference to the Transfer Agreement as amended hereby.

     (b) This Fourth Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any term or condition of the Transfer Agreement or any other Transaction Document, except as expressly provided herein, (ii) prejudice any right or rights which Administrative Agent, GECC Committed Purchaser or GECC Funding Agent may now have or may have in the future under or in connection with the Transfer Agreement or any other Transaction Document, (iii) require Administrative Agent, GECC Committed Purchaser or GECC Funding Agent to agree to a similar transaction on a future occasion or (iv) create any rights herein to another Person or other beneficiary or otherwise.

     (c) Except to the extent specifically amended hereby, the respective provisions of the Transfer Agreement and the other Transaction Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and Transferor's and Collection Agent's obligations under each of them are hereby confirmed as being in full force and effect.

     5. Release.

     (a) Transferor and Collection Agent acknowledges that Administrative Agent, GECC Committed Purchaser and GECC Funding Agent would not enter into this Fourth Amendment without Transferor's and Collection Agent's assurance that neither of them has any claim against Administrative Agent, GECC Committed Purchaser, GECC Funding Agent or any other Indemnified Party. Each of Transferor and Collection Agent, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "Releasors") releases each of Administrative Agent, GECC Committed Purchaser, GECC Funding Agent and each other Indemnified Party from any known or unknown claims arising out of or related to the Transaction Documents or the transactions contemplated thereby which any Releasor now has against any of Administrative Agent, GECC Committed Purchaser, GECC Funding Agent or any other Indemnified Party of any nature, including any claims that any Releasor, or any Releasor's successors, counsel and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability.

     (b) The provisions, waivers and releases set forth in this section are binding upon each Releasor. The provisions, waivers and releases of this section shall inure to the benefit of each of Administrative Agent, GECC Committed Purchaser, GECC Funding Agent and each other Indemnified Party.

     (c) The provisions of this section shall survive reduction to zero of the Net Investments, full performance of all of the terms of this Fourth Amendment, the Transfer Agreement and the other Transaction Documents and/or any action by Administrative Agent, GECC Committed Purchaser or GECC Funding Agent to exercise any remedy available under the Transaction Documents, applicable law or otherwise.

     (d) Each of Transferor and Collection Agent warrants and represents that such Person is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and such Person has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each of Transferor and Collection Agent shall indemnify and hold harmless each of Administrative Agent, GECC Committed Purchaser, GECC Funding Agent and the other Indemnified Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.

     6. Miscellaneous. This Fourth Amendment is a Transaction Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     7. Counterparts. This Fourth Amendment may be executed in any number of separate original or facsimile counterparts, each of which shall collectively and separately constitute one agreement.

     8. GOVERNING LAW. THIS FOURTH AMENDMENT, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW

YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Fourth Amendment. In the event an ambiguity or question of intent or interpretation arises, this Fourth Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Fourth Amendment.

                            [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                            CARCORP, INC., as Transferor


                            By:          /s/ John A. Galante
                                     -----------------------------------
                                     Name: John A. Galante
                                     Title: Vice President & Treasurer


                            COLLINS & AIKMAN PRODUCTS CO., individually,
                                 as Guarantor and as Collection Agent


                            By:          /s/ John A. Galante
                                     -----------------------------------
                                     Name: John A. Galante
                                     Title: Vice President & Treasurer

                            GENERAL ELECTRIC CAPITAL CORPORATION, as GECC Committed Purchaser and as GECC Funding Agent


                            By:          /s/ Curtis J. Correa
                                     --------------------------------------
                                     Name: Curtis J. Correa
                                     Title: Duly Authorized Signatory





                            GENERAL ELECTRIC CAPITAL CORPORATION,
                            as Administrative Agent


                            By:          /s/ Curtis J. Correa
                                     --------------------------------------
                                     Name: Curtis J. Correa
                                     Title: Duly Authorized Signatory